Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Award Timing Practices
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The compensation committee generally approves equity awards to our NEOs under the Profit Plan or LTIP, or under our AIP in partial payment of earned bonuses, as described above. Awards are typically made at a meeting in February in advance of our fourth quarter earnings release, which typically is issued in late March. The compensation committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and the company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company does not grant stock options.

Award Timing Method	Profit Plan or LTIP
Award Timing Predetermined	true
MNPI Disclosure Timed for Compensation Value	false